UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2019

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Not applicable
(former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 2.02	Results of Operations and Financial Condition.

On August 7, 2019, Owens & Minor, Inc. (the “Company”) issued a press release regarding its financial results for the second quarter and six months ended June 30, 2019. The Company is furnishing the press release attached hereto as Exhibit 99.1 pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 7, 2019, the Board of Directors (the “Board”) of the Company elected Mark A. Beck to the Board. Mr. Beck has been appointed to serve on the Compensation & Benefits and Governance & Nominating Committees of the Board.

Additionally, each of Barbara B. Hill and Stuart M. Essig informed the Company that they were resigning from their positions on the Board effective August 7, 2019 to dedicate time to other business interests and not as a result of any dispute or disagreement with the Company.

A copy of the Company’s press release announcing the events described above is attached hereto as Exhibit 99.2 and is incorporated herein by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 7, 2019, the Board approved an amendment to Section 2.2 of Article II of the Company’s Amended and Restated Bylaws (the “Bylaws”) to decrease the size of the Board from seven directors to six directors.

Item 9.01.	Financial Statements and Exhibits.

(c)Exhibits.

3.1	Amended and Restated Bylaws of the Company effective August 7, 2019
99.1	Press Release issued by the Company on August 7, 2019 announcing second quarter results (furnished pursuant to Item 2.02)
99.2	Press Release issued by the Company on August 7, 2019 announcing the election of Mark A. Beck

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: August 7, 2019	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary